SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K /A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 5, 2010

Grid Petroleum Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-143597	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Cavendish Square, London	W14 0RA
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (+44)207-182-4205

_________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant files this Amendment No. 2 to Form 8K/A to correct the number of shareholders and shares outstanding of our Common Stock as reported previously on Form 8-K filed April 9, 2010.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On April 5, 2010, Mr. Kelly Sundberg transferred 26,000,000 shares of his common stock in our company to Premier Global Corp for cash consideration in the amount of US$125,000.00, pursuant to a stock purchase agreement. As a result of this transaction, Premier Global Corp. now owns 40.61% of the issued and outstanding shares of our common stock.

Also on April 5, 2010, Mr. Sundberg transferred 6,000,000 shares of his common stock in our company to our officer and director, Mr. Paul Watts.  As a result of this transaction, Mr. Watts now owns 9.36% of the issued and outstanding shares of our common stock.

Finally, on April 5, 2010, Mr. Sundberg cancelled and returned 18,002,000 shares of his common stock in our company to treasury.

Upon execution and completion of the abovementioned transactions, Mr. Sundberg now holds 2,000,000 shares of our common stock, leaving him with 3.06% of the issued and outstanding shares of our common stock.

There are no arrangements or understandings among members of both former and new control groups and their associates with respect to election of directors or other matters.

Form 10 Information

Business

We are focused on the development, exploration and production of oil and gas in North America. In this regard, we have commenced start up operations and are currently focused on expanding our portfolio of assets and commercialization of acquired assets.

On March 15, 2010, we executed an Asset Purchase and Sale Agreement (the “Purchase Agreement”) by and between us and Murrayfield Limited (“Murrayfield”), a company domiciled in Nevis.   Pursuant to the Purchase Agreement, we acquired assets in the SE Jonah Field, an area of premium natural gas reserves within the Greater Green River Basin in the Rocky Mountains area of Wyoming (the “Acquisition”). We paid $300,000.00 for the assets,  and we assumed all liabilities and obligations of Murrayfield.

The Green River Basin area contains approximately 26 TCF (Trillion Cubic Feet) of natural gas, with the Jonah Field estimated to contain 8 to 15 TCF. The Jonah Field currently produces from in excess of 500 wells. This well-defined region has an incredibly high success rate for drilling and completion. It is reported that in 2006, over 3,000 wells were drilled with a success rate of almost 98%.

The asset in the Jonah Prospect, South of the Jonah Field in the Greater Green River Basin Wyoming, is spread over 3,744.57 acres. The breakdown of the acreage is set forth in the below table.

Title Document	Lands	Encumbrances	Seller's Interest
United States Department
of the Interior Bureau of
Land Management Oil and
Gas Lease #WYW158664
dated August 1, 2004 and
issued to Desert Mining,
Inc.

United States Department
of the Interior Bureau of
Land Management Oil and
Gas Lease #WYW158665
dated August 1, 2004 and
issued to Desert Mining, Inc.

All Township 28N Range
110 West
Section 6 – Lots 1-7;
S2NE; SENW; E2SW;
N2SE
Section 7 Lots 1 – 4;
E2W2
Section 17 N2
Section 19 Lots 3 & 4;
E2SW
Section 30 Lots 1 – 4;
E2W2; SE

All Township 28N Range
110 West
Section 28 SW
Section 29 S2
Section 31 Lots 1 - 4;
S2NE; E2W2; SE
		Lessor Royalty Overriding royalty retained by Seller Lessor Royalty Overriding royalty retained by Seller	12.5% 5.0% 12.5% 5.0%

Oilfield services giant Schlumberger has prepared a technical report on the prospect, for analysis and development appraisal of the property. The report and all relevant data and maps are attached to this Current Report as Exhibit 99.1. The report concludes that further study is needed to proceed with any drilling operations.

Independent research by the Cohen Independent Research group has estimated that in addition to the currently received funding of $500,000 we would require an estimated additional $5.5 million to realize our objectives in the long term. As such, we will need to raise substantial capital in order to implement our business strategy to exploit the wells on the Jonah Field.

Based upon our current financial condition, we do not have sufficient cash to operate our business at the current level for the next twelve months. We intend to fund operations through increased sales and debt and/or equity financing arrangements, which may be insufficient to fund expenditures or other cash requirements. We plan to seek additional financing in a private equity offering to secure funding for operations. There can be no assurance that we will be successful in raising additional funding. If we are not able to secure additional funding, the implementation of our business plan will be impaired. There can be no assurance that such additional financing will be available to us on acceptable terms or at all.

Risk Factors

A smaller reporting company is not required to provide this information.

Financial Information

The information required by this item is incorporated herein by reference to the Company’s Form 10-Q, filed with the SEC on February 16, 2010, under the heading Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Properties

Please refer to “Business” above and Exhibit 99.1 for a description of our properties.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s common stock by each of its officers and directors, by each person known by the Company to beneficially own more than 5% of common stock and by officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 65,290,000 shares of common stock issued and outstanding on April 5, 2010.

Name and address of new beneficial owner	Amount of Beneficial Ownership (Approx.)	Percent of Class of Common Stock1
Paul Watts 52 Barons Keep Gliddon Road, London W14 9AU	6,000,0001	9.18%
Total Officer and Directors	6,000,000	9.18%
Premier Global Corp. World Trade Center 1, 10route de l’aeroport PO Box 691 CH-1215 Geneva 15 Switzerland	26,000,000	39.82%
Kelly Sundberg 45 Covepark Road NE Calgary, Alberta T3K 5X8	2,000,000	3.06%

1 In an Agreement dated January 31, 2010, former officer and director, Kelly Sundberg, agreed to sell 6,000,000 shares (“Shares”) of common stock in our company to the our new officer and director, Paul Watts.

Pursuant to an Escrow Agreement dated January 31, 2010, Mr. Sundberg, Mr. Watts and the escrow agent, agreed that the Shares will be held by the escrow agent in the form of eight certificates each representing 750,000 shares and shall be released between April 30, 2010 and January 30, 2012 (twenty-one months from the first release date).

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Directors and Executive Officers

The following table sets forth certain information, as of April 5, 2010, with respect to the directors and executive officers.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Paul Watts	President, CEO and Director	59	March 8, 2010

Business Experience

Mr. Paul Watts was a senior broker for R.A. Chartering, Howe Robinson London from 2005-2007 where he was responsible for crude oil chartering of very large crude carriers and suezmax tankers on a global basis.  From April 2007 – September 2008, Mr. Watts was responsible for running a Business Administration NVQ Level 2 course at Creative Minds for fifty candidates per week for twelve weeks incorporating Assessing and training particularly in IT-Assessing ITQ NVQ Level 2 qualified. From October 2008 to August 2009, Mr. Watts was an assessor Level 3 for ILM NVQ Management for Skills Team.  Mr. Watts worked as an Assessor Level 3for ILM NVQ Management from September to January 2010.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To  the best of our knowledge, during the past five years, none of the following  occurred  with  respect  to a present or former director, executive officer, or  employee: (1) any bankruptcy petition filed by or against any business  of which such person was a general partner or executive officer either at  the  time  of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal  proceeding  or  being subject to a pending criminal proceeding  (excluding  traffic  violations and other minor offenses); (3) being subject  to  any order, judgment or decree, not subsequently reversed, suspended or  vacated,  of  any  court  of  competent  jurisdiction,  permanently  or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in  any  type of business, securities or banking activities; and (4) being found by  a  court  of  competent  jurisdiction  (in  a  civil action), the SEC or the Commodities  Futures  Trading  Commission  to  have  violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board, absent an employment agreement.

Employment Agreement

On March 8, 2010, in connection with the appointment of Mr. Watts as our President, CEO and Director, we executed an Employment Agreement with Mr. Watts (the “Agreement”).

Term, Salary and Vacation. The Agreement will continue indefinitely subject to the termination provisions. Pursuant to the terms of the Agreement, Mr. Watts will receive a base salary of US $8,000 per month with an incremental rise of US $500 per quarter until an amount of US $10,000 per month is achieved. Mr. Watts is required to work a minimum of 3 days per week.  The salary and time commitment will be reviewed in 6 months from the date of execution of the Agreement.

Mr. Watts will be reimbursed for reasonable out-of-pocket business expenses incurred in the performance of his duties and is entitled to 4 weeks vacation per year.

Termination and Non-Solicitation. The Agreement may be terminated upon 30 days’ notice by Mr. Watts or our company without good reason or without cause. The Agreement will terminate for upon Mr. Watts’ death or for cause. For 12 months after termination, Mr. Watts has agreed not to solicit our employees or customers. Termination with “cause” means (a) fundamental breach of the Agreement; (b) in our opinion, poor performance after being advised as to the standard required; (c) any intentional or grossly negligent disclosure of any Confidential Information by Mr. Watts; (d) any improper use of our property; (e) violation of any local, state or federal statute, including, without limitation, an act of dishonesty such as embezzlement or theft, whether committed during the course of or in relation to Mr. Watts’ employment or otherwise; (f) conduct by Mr. Watts that, in our opinion, is materially detrimental to our business or financial position, including conduct that has the potential to injure our reputation if Mr. Watts is retained as our executive; and (g) any and all omissions, commissions or other conduct which would constitute just cause at law. Mr. Watts will not be entitled to any severance in connection with the Agreement.

Executive Compensation

The information required by this item is incorporated herein by reference to the Company’s Form 10-K, filed with the SEC on June 29, 2009, under the heading Executive Compensation.

Certain Relationship and Related Transactions, and Director Independence

The information required by this item is incorporated herein by reference to the Company’s Form 10-K, filed with the SEC on June 29, 2009, under the heading Certain Relationship and Related Transactions, and Director Independence.

Legal Proceedings

The information required by this item is incorporated herein by reference to the Company’s Form 10-K, filed with the SEC on June 29, 2009, under the heading Legal Proceedings.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our common stock is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the FINRA. The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current "bids" and "asks", as well as volume information. Our shares are quoted on the OTCBB under the symbol “GRPR.OB.” The following are the high and low sale prices for the common stock by quarter as reported by the OTC Bulletin for the years ended March 31, 2009 and 2008.

Fiscal Year Ending March 31, 2009
Quarter Ended	High $	Low $
March 31, 2009	0	0
December 31, 2008	0	0
September 30, 2008	0	0
June 30, 2008	0	0

Fiscal Year Ending March 31, 2008
Quarter Ended	High $	Low $
March 31, 2008	0	0
December 31, 2007	0	0
September 30, 2007	0	0
June 30, 2007	0	0

The quotations and ranges listed above were obtained from OTCBB.  The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

On April 5, 2010, our stock price closed at $1.02 per share.

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer's account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for our common stock. Therefore, stockholders may have difficulty selling our securities.

Holders of Our Common Stock

We are authorized to issue 1,500,000,000 shares of common stock with a par value of $0.001 per share. As at April 5, 2010 we had 65,290,000 shares of common stock outstanding. Our shares are held by thirty-six (36) stockholders of record. We have no authorized preferred stock.

Dividends

The Company has not declared, or paid, any cash dividends since inception and does not anticipate declaring or paying a cash dividend for the foreseeable future.

Nevada law prohibits our board from declaring or paying a dividend where, after giving effect to such a dividend, (i) we would not be able to pay our debts as they came due in the ordinary course of our business, or (ii) our total assets would be less than the sum of our total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the rights of any creditors or preferred stockholders.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

Recent Sales of Unregistered Securities

The information required by this item is incorporated herein by reference to the Company’s Form 10-Q, filed with the SEC on February 16, 2010, under the heading Unregistered Sales of Equity Securities and Use of Proceeds.

Description of Registrant’s Securities to be Registered

Please see Holders of Our Common Stock above.

The information required by this item is incorporated herein by reference to the Company’s Registration Statement on Form SB-2, amendment No. 1, filed with the SEC on June 26, 2007, under the heading Description of Securities.

Indemnification of Directors and Officers

The information required by this item is incorporated herein by reference to the Company’s Registration Statement on Form SB-2, amendment No. 1, filed with the SEC on June 26, 2007, under the heading Indemnification of Directors and Officers.

Financial Statements and Supplementary Data

The financial information required by this item is incorporated herein by reference to the Company’s annual report on Form 10-K, filed with the SEC on June 29, 2009, and its quarterly reports on Form 10-Q, filed with the SEC on August 12, 2009, November 16, 2009 and February 16, 2010.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

2.1	Asset Purchase and Sale Agreement1
99.1	Schlumberger report2

1 Incorporated by reference to the Company’s Current Report on Form 8-K filed March 23, 2010 with the Securities and Exchange Commission.
2 Incorporated by reference to the Company’s Current Report on Form 8-K/A filed April 19, 2010 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

/s/ Paul Watts
Paul Watts
President, CEO and Director
Date: May 5 , 2010